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EXHIBIT 24



                                POWER OF ATTORNEY



        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


/s/ Timothy E. Bien                               March 20, 2002
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    Timothy E. Bien                                   Date


/s/ Charles Erhart, Jr.                           March 19, 2002
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    Charles Erhart, Jr.                               Date


/s/ Patrick E. Keefe                              March 18, 2002
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    Patrick E. Keefe                                  Date


/s/ Sandra E. Laney                               March 19, 2002
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    Sandra E. Laney                                   Date


/s/ Andrea R. Lindell, DNSc, RN                   March 19, 2002
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    Andrea R. Lindell, DNSc, RN                       Date


/s/ Sheldon Margen, M.D.                          March 19, 2002
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    Sheldon Margen, M.D.                              Date


/s/ Kevin J. McNamara                             March 19, 2002
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    Kevin J. McNamara                                 Date


/s/ John H. Timoney                                March 20, 2002
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    John H. Timoney                                   Date